BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

(each a “Fund,” and collectively, the “Funds”)

Supplement dated September 9, 2016 to the

Statements of Additional Information of each Fund, dated April 29, 2016

Effective September 22, 2016, BlackRock Fund Advisors intends to comply with certain amendments to Rule 2a-7 (the “Rule”) under the Investment Company Act of 1940, as amended, that remove references in the Rule to credit ratings issued by Nationally Recognized Statistical Rating Organizations (“NRSROs”), remove references in the Rule to first tier and second tier securities and amend the definition of “Eligible Securities” in the Rule to eliminate references to NRSRO ratings, among other amendments. Accordingly, effective September 22, 2016 the following changes are made to the Funds’ Statements of Additional Information:

The section entitled “Investment Risks—Commercial Paper and Short-Term Corporate Debt Instruments” is amended by deleting the second paragraph of that section in its entirety and replacing it with the following:

The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. BFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.

The section entitled “Investment Risks—Floating-Rate and Variable-Rate Obligations” is amended by deleting the third paragraph of that section in its entirety and replacing it with the following:

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund’s portfolio.

The section entitled “Investment Risks—Unrated Investments” is amended by deleting that section in its entirety and replacing it with the following:

Unrated Investments. If permitted by their investment strategies, each Fund may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust’s procedures adopted by the Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced. If a portfolio security ceases to be an eligible security under Rule 2a-7 (e.g., no longer presents minimal credit risks in the determination of BFA), or there is a default with respect to the portfolio security (other than an immaterial default unrelated to the financial condition of the issuer), or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any demand feature or guarantee, the Fund shall dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, unless the Board of Trustees finds that the disposal of such security would not be in such Fund’s best interests.

Shareholders should retain this Supplement for future reference.

SAI-CF-0916SUP